Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Expense (Benefit) [Abstract]
Income Taxes
Income Taxes
Income before provision for income taxes for the years ended December 31, 2011, 2010 and 2009 consisted of:

(in thousands)	2011	2010	2009
Pretax income in The Netherlands	$30,232	$55,431	$72,190
Pretax income from foreign operations	65,980	117,690	100,140
	$96,212	$173,121	$172,330

The provisions for income taxes for the years ended December 31, 2011, 2010 and 2009 are as follows:

(in thousands)	2011	2010	2009
Current—The Netherlands	$6,752	$12,265	$12,633
—Foreign	26,372	36,487	32,539
	33,124	48,752	45,172
Deferred—The Netherlands	—	—	—
—Foreign	(31,861)	(19,942)	(10,609)
	(31,861)	(19,942)	(10,609)
Total provision for income taxes	$1,263	$28,810	$34,563

The Netherlands statutory income tax rate for the years ended December 31, 2011, 2010 and 2009 was 25%, 25.5% and 25.5%. The principal items comprising the differences between income taxes computed at The Netherlands statutory rate and the effective tax rate for the years ended December 31, 2011, 2010 and 2009 are as follows:

	2011		2010		2009
(in thousands)	Amount	Percent	Amount	Percent	Amount	Percent
Income taxes at The Netherlands statutory rate	$24,053	25.0%	$44,146	25.5%	$43,944	25.5%
Earnings of subsidiaries taxed at different rates	3,204	3.3	7,710	4.5	4,710	2.7
Tax impact from permanent items	5,989	6.2	3,295	1.9	—	—
Tax impact from tax exempt income	(23,382)	(24.3)	(10,283)	(6.0)	(11,039)	(6.4)
Tax contingencies, net	(1,675)	(1.7)	(1,269)	(0.7)	1,774	1.0
Taxes due to changes in tax rates	(3,521)	(3.7)	(1,400)	(0.8)	(3,671)	(2.0)
Restructuring	—	—	(12,903)	(7.5)	—	—
Prior year taxes	(2,632)	(2.7)	476	0.3	912	0.5
Other items, net	(773)	(0.8)	(962)	(0.6)	(2,067)	(1.2)
Total provision for income taxes	$1,263	1.3%	$28,810	16.6%	$34,563	20.1%

We conduct business globally and, as a result, file numerous consolidated and separate income tax returns in the Netherlands, Germany, Switzerland and the U.S. federal jurisdiction, as well as in various other state and foreign jurisdictions. In the normal course of business, we are subject to examination by taxing authorities throughout the world. Our tax years since 2000 are open for income tax examinations by tax authorities. Our subsidiaries, with few exceptions, are no longer subject to income tax examinations by tax authorities for years before 2007. The U.S. consolidated group is subject to federal and most state income tax examinations by tax authorities beginning the year ending December 31, 2007 through the current period.
During 2011, the tax authorities audited the income tax returns of our German subsidiaries for the tax years 2006 through 2009. The outcome of the audit resulted in a current tax liability of $5.3 million primarily related to the timing of certain deductions. As such, a deferred tax asset and deferred tax benefit was recorded that substantially offset the current year liability and expense. As a result of the audit being settled in 2011, the Company released $2.3 million of tax reserves through income tax expense.
We do not currently anticipate that our existing reserves related to uncertain tax positions as of December 31, 2011 will significantly increase or decrease during the twelve-month period ending December 31, 2012; however, various events could cause our current expectations to change in the future. The majority of these uncertain tax positions, if ever recognized in the financial statements, would be recorded in the statement of operations as part of the income tax provision.
Changes in the gross amount of unrecognized tax benefits are as follows:

(in thousands)	Unrecognized Tax Benefits
Balance at December 31, 2009	$10,338
Additions based on tax positions related to the current year	322
Additions for tax positions of prior years	124
Settlements with taxing authorities	(592)
Reductions due to lapse of statute of limitations	(1,361)
Decrease from currency translation	(158)
Balance at December 31, 2010	$8,673
Additions based on tax positions related to the current year	$757
Additions for tax positions of prior years	31
Settlements with taxing authorities	(2,257)
Reductions due to lapse of statute of limitations	(207)
Decrease from currency translation	(62)
Balance at December 31, 2011	$6,935

At December 31, 2011 and December 31, 2010, our net unrecognized tax benefits totaled approximately $6.3 million and $8.0 million, respectively, of which $6.3 million in benefits, if recognized, would favorably, affect our effective tax rate in any future period. It is possible that approximately $0.5 million of the unrecognized tax benefits may be released during the next 12 months due to lapse of statute of limitations or settlements with tax authorities.
Our policy is to recognize interest accrued related to unrecognized tax benefits in interest expense and penalties within tax provision expense. At December 31, 2011 and 2010 we have net interest expense and penalties of $0.1 million. At December 31, 2011 and 2010 we have accrued interest of $0.5 million and $0.4 million, respectively, that are not included in the table above.
We have recorded net deferred tax liabilities of $181.5 million and $163.3 million at December 31, 2011 and 2010, respectively, which are reflected on the consolidated balance sheets at December 31, 2011 and 2010 as follows:

(in thousands)	2011	2010
Current deferred tax asset	$31,652	$30,731
Current deferred tax liabilities	(32,883)	(30,504)
Non-current deferred tax asset	26,866	37,182
Non-current deferred tax liabilities	(207,112)	(200,667)
Net deferred tax liabilities	$(181,477)	$(163,258)

The components of the net deferred tax liability at December 31, 2011 and December 31, 2010 are as follows:

	2011		2010
(in thousands)	Deferred Tax Assets	Deferred Tax Liability	Deferred Tax Assets	Deferred Tax Liability
Net operating loss carry forwards	$10,389	$—	$13,658	$—
Accrued and other liabilities	25,981	(65)	30,138	(6,487)
Inventories	3,106	(1,578)	3,134	(1,915)
Allowance for bad debts	726	(471)	744	(473)
Currency revaluation	1,846	—	2,303	(3,588)
Depreciation and amortization	124	(19,854)	51	(9,272)
Tax credits	6,848	—	9,067	—
Unremitted profits and earnings	—	(1,175)	—	(1,042)
Intangibles	2,523	(218,027)	1,228	(206,481)
Equity awards	7,289	—	5,624	—
Other	6,553	(1,432)	7,342	(1,913)
Valuation allowance	(4,260)	—	(5,376)	—
	$61,125	$(242,602)	$67,913	$(231,171)
Net deferred tax liabilities		$(181,477)		$(163,258)

At December 31, 2011 and December 31, 2010, we had $39.4 million and $57.6 million in total foreign net operating losses. At December 31, 2011 and December 31, 2010, we had $5.1 million and $23.5 million of U.S. federal net operating loss (NOL) carryforwards. At December 31, 2011, the entire NOLs in the U.S. are subject to limitations under Section 382 of the Internal Revenue Code but all losses subject to IRC 382 limitation are expected to be utilized before they expire. The net operating losses in the U.S. will expire beginning December 31, 2021 through December 31, 2027 . As of December 31, 2011 and December 31, 2010, we had other foreign NOL carryforwards totaling approximately $34.3 million and $34.1 million, respectively. These NOLs were primarily generated from acquisitions and operating losses from our subsidiaries. A portion of the foreign net operating losses will be expiring beginning December 31, 2012. The valuation allowance amounts for the years ended December 31, 2011 and 2010 are $4.3 million and $5.4 million, respectively. We had a decrease of $1.1 million in 2011 largely due to the release of the valuation allowance on assets that were used to offset current tax liability. In 2010, the company had a decrease of valuation allowance of $10.2 million whereby the tax effects were eliminated by the assets that were no longer available for future use as a result of intercompany sale of assets.
As of December 31, 2011, residual Netherlands income taxes have not been provided on the undistributed earnings of the majority of our foreign subsidiaries as these earnings are considered to be either permanently reinvested or can be repatriated tax free. We have $17.8 million dollars of undistributed earnings that we do not consider permanently reinvested and have recorded deferred income taxes or withholding taxes at December 31, 2011 and December 31, 2010, of approximately $1.2 million and $1.0 million, respectively. All other undistributed earnings can be both distributed in a tax efficient manner and are considered permanently reinvested
There are no income tax consequences regarding payment of dividends to our shareholders. To date, we have never paid dividends.